Exhibit 99.1

US Gold Corporation NYSE: TSX:	UXG UXG

Other Recent News | Printer Friendly Version

Minera Andes Inc. TSX: OTC Bulletin Board:	MAI MNEAF

Other Recent News | Printer Friendly Version

January 20, 2012

US Gold and Minera Andes Shareholders Vote to Approve Business Combination

TORONTO, ONTARIO—(Marketwire - Jan. 20, 2012) - US Gold Corporation (“US Gold”) (NYSE:UXG)(TSX:UXG) and Minera Andes Inc. (“Minera Andes”) (TSX:MAI)(OTCBB:MNEAF) are pleased to announce that at each of their respective meetings on January 19, 2012, shareholders voted in favour of the proposed business combination between US Gold and Minera Andes, pursuant to which US Gold will acquire Minera Andes and be renamed McEwen Mining Inc. (“McEwen Mining”).

At the special meeting of Minera Andes Shareholders, shares representing 66% of the issued and outstanding shares of Minera Andes were voted either in person or by proxy. The special resolution pertaining to the business combination was approved by over 89% of the votes cast by all Minera Andes shareholders, and as required by applicable securities law, a majority of the votes cast by minority shareholders.

At the special meeting of US Gold Shareholders, shares representing 64% of the issued and outstanding shares of US Gold were voted either in person or by proxy. Each of the proposals pertaining to the business combination were approved by over 94% of the votes cast by all US Gold shareholders and, where required by applicable securities law, a majority of the votes cast by minority shareholder.

“I am thrilled that the proposed merger was overwhelmingly favoured by shareholders of Minera Andes and US Gold! This brings us one step closer to qualifying for the S&P 500. We look forward to future growth and prosperity this combination creates.” said Rob McEwen, CEO and largest shareholder of US Gold and Minera Andes.

The closing of the transaction is conditional on receipt of a final order from the Court of Queen’s Bench of Alberta, which is expected shortly. Assuming receipt of the final order, it is anticipated that the transaction will become effective on or about January 24, 2012, and shares of McEwen Mining be expected to commence trading on the Toronto Stock Exchange (“TSX”) and the New York Stock Exchange (“NYSE”) under the symbol “MUX” on or about January 27, 2012 concurrently with the commencement of trading on the TSX of the exchangeable shares of McEwen Mining - Minera Andes Acquisition Corp. to be received by Minera Andes shareholders under the symbol “MAQ”. Upon closing of the transaction, McEwen Mining will have an aggregate of 267,084,203 shares of common stock outstanding and issuable upon the exchange of exchangeable shares.

Shareholders are advised that detailed reports on voting will be made available shortly under each of the companies’ profiles on SEDAR (www.sedar.com) and EDGAR (www.sec.gov).

ABOUT US GOLD (www.usgold.com) AND MINERA ANDES (www.minandes.com)

US Gold and Minera Andes entered into a definitive arrangement agreement on September 22, 2011, wherein each Minera Andes shareholder would receive 0.45 of an exchangeable share (each such share being exchangeable into a US Gold share on a one-for-one basis) for every one (1) Minera Andes share held. US Gold’s objective is to qualify for inclusion in the S&P 500 by 2015. US Gold explores for gold and silver in the Americas and is advancing its El Gallo Project in Mexico and its Gold Bar Project in Nevada towards production. US Gold’s shares are listed on the NYSE and the TSX under the symbol UXG, trading 2.9 million shares daily during the past twelve months. US Gold’s shares are included in S&P/TSX and Russell indices and Van Eck’s Junior Gold Miners ETF. Rob McEwen, Chairman and CEO, owns 20% of the shares of US Gold. Minera Andes is an exploration company exploring for gold, silver and copper in Argentina with three significant assets: One, a 49% interest in Minera Santa Cruz SA, owner of the San Jose Mine that is located near Goldcorp’s Cerro Negro project; Two, 100% ownership of the Los Azules copper deposit; Three, 100% ownership of a large portfolio of exploration properties in Santa Cruz province, Argentina, including properties bordering the Cerro Negro project. Minera Andes had $45 million USD in cash as at September 30, 2011 with no bank debt. Rob McEwen, Chairman and CEO, owns 30% of the shares of Minera Andes.

Forward Looking and Cautionary Statements

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information express, as at the date of this press release, the companies’ estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, the completion of the proposed business combination between Minera Andes and US Gold, risks related to business integration as a result of a successful business combination, factors associated with fluctuations in the market price of precious metals, mining industry risks, risks associated with foreign operations, risks related to litigation including specifically but not limited to Minera Andes’ Los Azules property which if resolved adversely to Minera Andes (or the combined company, as the case may be) would materially affect Minera Andes’ (or the combined company, as the case may be) ability to develop the Los Azules project, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. Neither US Gold nor Minera Andes undertakes any obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See US Gold’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors” for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding US Gold. See Minera Andes’ Annual Information Form, filed on SEDAR (www.sedar.com), and its Form 40F, available on EDGAR (www.sec.gov), for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding Minera Andes. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The TSX and NYSE have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of US Gold and Minera Andes.

CONTACT INFORMATION:

US Gold Corporation / Minera Andes Inc.
Jenya Meshcheryakova
Investor Relations
(647) 258-0395 or Toll Free: (866) 441-0690
Fax: (647) 258-0408

or

US Gold Corporation / Minera Andes Inc.
Mailing Address
181 Bay Street Suite 4750
Toronto, ON M5J 2T3, PO box 792
info@usgold.com / info@minandes.com
www.usgold.com / www.minandes.com

INDUSTRY: Manufacturing and Production - Mining and Metals

If you no longer want to receive announcements from us, please do not reply to this e-mail. Instead simply click here.